UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 2, 2020
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.003 par value per share	AFHIF	OTC Markets - Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective November 2, 2020, American Insurance Acquisition, Inc. (“AIAI”), a subsidiary of Atlas Financial Holdings, Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Buckle Corp. (“Buckle”) and the Director of Insurance of the State of Illinois, Robert Muriel (the “Director”), acting solely in his capacity as the statutory and court-affirmed successor to and liquidator (the “Liquidator”) of American Service Insurance Company, Inc., an indirect subsidiary of the Company, and its wholly-owned subsidiary American Country Insurance Company (collectively, “ASIC/ACIC”), each in liquidation. Pursuant to the Stock Purchase Agreement and subject to closing conditions, including certain insurance regulatory approvals, Buckle will acquire the stock (and thereby the charter and all rights to the state insurance licenses) of ASIC/ACIC (the “Shares”). The timing of such approvals may be impacted by COVID-19. Written court orders were entered on August 11, 2020 and November 4, 2020 liquidating ASIC/ACIC and approving the sale of the stock in, and channeling of the charter and rights to all licenses of, ASIC/ACIC; the parties await approval from the Illinois Department of Insurance.

The purchase price for the Shares (the “Purchase Price”), which will be paid to the Liquidator on behalf of the ASIC/ACIC liquidation Estates, is comprised of a Closing Payment and a holdback amount, subject to further adjustment six months following the closing date. The “Closing Payment” will be calculated as the sum of the following:

(i) Eighty Thousand Dollars ($80,000) for each insurance license that is not restricted by state insurance regulators as of the closing; plus
(ii) Forty Thousand Dollars ($40,000) for each insurance license that is restricted but not cancelled by state insurance regulators as of the closing.

ASIC/ACIC currently collectively have 43 unrestricted licenses plus 20 restricted licenses. Among other factors, closing is contingent upon at least 40 state licenses being unrestricted in at least 36 states.

A holdback amount will be paid within five (5) business days following the date that is six (6) months following the closing date, which will be calculated based on the status of licenses that may change following closing. The final Purchase Price will be increased or decreased based the same amount per license type used to determine the Closing Payment should licenses that were restricted or unrestricted at closing change status.

Upon closing, affiliates of Buckle and affiliates of AIAI intend to expand their existing general agency agreement relating to the transition of qualifying taxi, livery and limousine insurance business written by Anchor Group Management, Inc., a wholly-owned indirect subsidiary of the Company (“AGMI”), to include ASIC/ACIC, as well as a program framework agreement relating to future administrative support to be provided by AIAI and AGMI in connection with the operation of ASIC/ACIC. The parties also intend to continue discussing a claim handling arrangement with the Liquidator following the closing. Effective June 16, 2020, Buckle acquired the stock, charter, and state licenses of Gateway Insurance Company (“GIC”), which was another indirect subsidiary of the Company in state court liquidation proceedings. By court order entered October 30, 2020, the liquidation estates of GIC, ASIC and ACIC were consolidated.

The description of the Stock Purchase Agreement contained herein is a summary description only and is qualified in its entirety by the terms of the Stock Purchase Agreement. Closing is subject to regulatory approvals and other contingencies. There can be no assurance that these contingencies will be met.

7.01 Regulation FD Disclosure.

On November 5, 2020, the Company issued a press release announcing the Stock Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference. The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements and information within the meaning of the federal securities laws regarding the Company and its businesses. Such statements are based on the current expectations, estimates, projections, and assumptions made by management. The words “anticipate,” “expect,” “believe,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or similar words are used to identify such forward looking information. The forward-looking events and circumstances discussed in this report may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Company, including risks regarding the effects and duration of the COVID-19 outbreak, the insurance industry, economic factors, and the equity markets generally and the other risk factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent periodic reports. Many of these uncertainties and risks are difficult to predict and beyond management’s control. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made, and the Company and its subsidiaries undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1
Stock Purchase Agreement dates November 2, 2020 by and among American Insurance Acquisition, Inc., the Director of Insurance of the State of Illinois, Robert Muriel, acting solely in his capacity as the statutory and court-affirmed successor to and liquidator of American Service Insurance Company, Inc. (including its subsidiary American County Insurance Company) and Buckle Corp.

99.1	Press Release, dated November 5, 2020, issued by Atlas Financial Holdings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
By:	/s/ Paul A. Romano
Name:	Paul A. Romano
Title:	Vice President and Chief Financial Officer
November 6, 2020